Exhibit 4.1

   NUMBER                                                              SHARES

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                            BRANDED MEDIA CORPORATION

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


This Certifies That
                                    SPECIMEN
is the owner of

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

                            BRANDED MEDIA CORPORATION

(the "Corporation") transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:




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  Gerald M. LaBush, Secretary                    Donald C. Taylor, President

                            BRANDED MEDIA CORPORATION

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF GIFT MIN ACT - _______________ Custodian
TENENT - as tenants by the entireties                      (Cust)
JT TEN - as joint tenants with right                  under Uniform Gifts to
         of survivorship and not as                   Minors Act ___________
         tenants in commons                                       (State)

     Additional abbreviations may also be used though not in the above list.

     For Value Received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


Dated
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                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN on THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERNATION OR ENLARGEMENT OR
                                        ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.) PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE